                                                                   EXHIBIT 10.46

THIS SECURITY AGREEMENT IS SUBJECT TO AN INTERCREDITOR AGREEMENT, DATED AS OF DECEMBER 21, 2001, AMONG FLEET CAPITAL CORPORATION, A RHODE ISLAND CORPORATION, PETROCON ENGINEERING, INC., AND EQUUS II INCORPORATED, A DELAWARE CORPORATION, ET AL. THIS SECURITY AGREEMENT IS SUBORDINATED IN RIGHT AND TIME OF PAYMENT TO THE PRIOR PAYMENT IN FULL IN CASH OF ALL SENIOR DEBT (AS DEFINED IN THE INTERCREDITOR AGREEMENT) IN ACCORDANCE WITH, AND TO THE EXTENT SPECIFIED IN, SUCH INTERCREDITOR AGREEMENT AND EACH HOLDER OF THIS SECURITY AGREEMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE TERMS AND PROVISIONS OF SUCH INTERCREDITOR AGREEMENT.


                               SECURITY AGREEMENT
                               ------------------

THIS SECURITY AGREEMENT (the "Agreement") dated as of December 21, 2001,
                              ---------
between EACH OF THE UNDERSIGNED (each, a "Grantor"), in favor of and for the
                                          -------
benefit of EQUUS II INCORPORATED, a Delaware corporation ("Lender").
                                                           ------

                                    RECITALS

     A. Pursuant to that certain Settlement Agreement and Plan of Reorganization dated as of July 31, 2001, by and among INDUSTRIAL DATA SYSTEMS CORPORATION, a Nevada corporation ("IDS"), PETROCON ENGINEERING, INC., a Texas corporation ("Debtor"), PEI ACQUISITION, INC., a Texas corporation, and a
              ------
wholly owned and indirect subsidiary of IDS ("Sub") and Lender (the "Settlement
                                              ---                    ----------
Agreement"), Equus has agreed to renew, rearrange and extend $3,000,000 of its
---------
existing loan to PEI (the "Loan") as evidenced by that certain Promissory Note
                           ----
from PEI to Lender in the principal amount of $3,000,000 dated as of December 21, 2001 (the "Note").
               ----

     B. IDS, Sub, IDS Engineering Management, LC, a Texas limited liability company ("LC") and PEI have entered into that certain Agreement and Plan of Merger on or about July 31, 2001, whereby Sub will merge with and into PEI and PEI will be the surviving corporation (the "Plan of Merger").
                                            --------------

     C. It is a condition of the Note and the Settlement Agreement that Grantors' obligations thereunder be secured by this Agreement.

     NOW, THEREFORE, in consideration of the premises and in order to induce Lender to renew, rearrange and extend its loans to Debtor, each Grantor hereby agrees with Lender as follows:

SECTION 1.   Definitions
             -----------

Security Agreement - Page 1

     1.1  Certain Defined Terms. Terms defined in the Note and not otherwise
          ---------------------
defined herein have the respective meanings provided for in the Note. The following terms, as used herein, have the meanings set forth below:


     "Accounts" means with respect to any Person, all accounts, accounts
      --------
receivable, contract rights, including without limitation rights under contracts for the purchase of supplies (in any such case to the extent a security interest can be granted in particular contracts), instruments, notes, drafts, acceptances, documents, chattel paper, any right of or to payment for goods sold or leased or for services rendered, whether arising out of the sale of Inventory (as hereinafter defined) or otherwise and whether or not earned by performance, and all other forms of obligations owing to such Person, and all of such Person's rights to any merchandise (including without limitation any returned or repossessed goods and the right of stoppage in transit which is represented by, arises from or is related to any of the foregoing) whether now existing or hereafter arising, and however evidenced or acquired, in which such Person now has or hereafter acquires any interest or rights.

     "Account Debtor" means with respect to any Person, any other Person who is
      --------------
or may become obligated under or on account of an Account of Grantor owing to such Person.

     "Collateral" has the meaning assigned to that term in Section 2.
     ----------

     "Copyright License" means any written agreement now or hereafter in
      -----------------
existence granting to any Grantor any right to use any Copyright (excluding any such agreement if and to the extent that any attempt to grant a security interest hereunder in any such agreement without the consent of a third party would constitute a breach thereof or such consent has not been obtained by any Grantor) including, without limitation, the agreements described in Schedule 1 of the Copyright Security Agreement.

     "Copyrights" means collectively all of the following: (a) all copyrights,
      ----------
rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications now owned or hereafter created or acquired by each Grantor, including, without limitation, those listed on
Schedule 1 of the Copyright Security Agreement; (b) all renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing;
(d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

     "Copyright Security Agreement" means the copyright security agreement to
      ----------------------------
be executed and delivered by any Grantor to Lender, substantially in the form of Exhibit A, as such agreement may hereafter be amended, supplemented or
   ---------
otherwise modified from time to time.

     "Documents" means all "documents" (as defined in the UCC) or other
      ---------
receipts covering, evidencing or representing goods now owned or hereafter acquired by any Grantor.

Security Agreement - Page 2

     "Equipment" means with respect to any Person, all machinery, apparatus,
      ---------
equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description used in the operations of such Person or owned by such Person or in which such Person has an interest, whether now owned or hereafter acquired by such Person and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

     "Fixtures" means all "Fixtures" (as defined in the UCC) now owned or
      --------
hereafter acquired by any Grantor including, without limitation, all plant Fixtures; business Fixtures; other Fixtures and storage office facilities, wherever located; and all additions and accessions thereto and replacements therefor.

     "General Intangibles" means with respect to any Person, all general
      -------------------
intangibles of such Person, whether now owned or hereafter created or acquired by such Person, including, without limitation, all payment intangibles, all choses in action, causes of action, corporate or other business records, deposit accounts, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs, all claims under guaranties, security interests or other security held by or granted to such Person to secure payment of any of the Accounts owing to such Person by an Account Debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Accounts owing to such Person).

     "Instruments" means all "instruments", "chattel paper" or "letters of
      -----------
credit" (each as defined in the UCC) including, but not limited to, promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by any Grantor.

     "Intellectual Property" shall mean collectively all of the following:
      ---------------------
Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses.

     "Inventory" means with respect to any Person, all inventory of such
      ---------
Person, whether now owned or hereafter acquired including, but not limited to, all goods intended for sale or lease by such Person, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in such Person's business; and all documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by such Person.

     "Investment Property" means with respect to any Person, all of such
      -------------------
Person's investment property, whether now owned or hereinafter acquired by such Person, including, without limitation, all securities (certificated or uncertificated), securities accounts, securities entitlements, commodity accounts and contracts.

     "Lien" means any interest in Property securing an obligation owed to, or a
      ----
claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments,

Security Agreement - Page 3
easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property.

     "Obligations" means all loans and all other advances, debts, liabilities,
      -----------
obligations, covenants and duties to Lender arising in connection with the Note together with all interest, fees and other charges thereon, owing, arising, due or payable from Debtor to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under the Note or any other loan documents whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired.

     "Obligor" means any maker of the Note or any guarantor of the Obligations.
      -------

     "Patent License" means any written agreement now or hereafter in existence
      --------------
granting to any Grantor any right to use any invention on which a Patent is in existence (excluding any such agreement if and to the extent that any attempt to grant a security interest hereunder in any such agreement without the consent of a third party would constitute a breach thereof and such consent has not been obtained by any Grantor) including, without limitation, the agreements described in Schedule 1 of the Patent Security Agreement.

     "Patents" means collectively all of the following: (a) all patents and
      -------
patent applications now owned or hereafter created or acquired by any Grantor including, without limitation, those listed on Schedule l of the Patent Security Agreement and the inventions and improvements described and claimed therein, and patentable inventions; (b) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing; (c) all income, royalties, damages or payments now and hereafter due and/or payable under any of the foregoing with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with any of the foregoing.

     "Patent Security Agreement" means a patent security agreement executed and
      -------------------------
delivered by any Grantor to Lender, substantially in the form of Exhibit B, as
                                                                 ---------
such agreement may be amended, supplemented or otherwise modified from time to time.

     "Person" means a an individual, partnership, corporation, limited
      ------
liability company, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

     "Proceeds" means all proceeds of, and all other profits, rentals or
      --------
receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any Collateral including, without limitation, all claims of any Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance with respect to any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

Security Agreement - Page 4

     "Property" means any interest in any kind of property or asset, whether
      --------
real (including immovable), personal (including movable) or mixed, or tangible or intangible.

     "Secured Obligations" has the meaning assigned to that term in Section 3.
      -------------------

     "Security Interests" means the security interests granted pursuant to
      ------------------
Section 2, as well as all other security interests created or assigned by any Grantor as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

     "Senior Debt" has the meaning assigned to that term in the Note.
      -----------

     "Senior Lender" means Fleet Capital Corporation, a Rhode Island
      -------------
corporation or any successor or assignee thereof and any Person providing refinancing re replacement of the Senior Debt.

     "Trademark License" means any written agreement now or hereafter in
      -----------------
existence granting to any Grantor any right to use any Trademark (excluding any such agreement if and to the extent that any attempt to grant a security interest hereunder in any such agreement without the consent of a third party would constitute a breach thereof and such consent has not been obtained by such Grantor), including, without limitation, the agreements described in
Schedule 1 to the Trademark Security Agreement.

     "Trademarks" means collectively all of the following now owned or
      ----------
hereafter created or acquired by any Grantor: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in Schedule 1 of the Trademark Security Agreement; (b) all reissues, extensions or renewals thereof; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing including damages or payments for past or future infringements of any of the foregoing;
(d) the right to sue for past, present and future infringements of any of the foregoing; (e) all rights corresponding to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing.

     "Trademark Security Agreement" means the trademark security agreement
      ----------------------------
executed and delivered by any Grantor to Lender substantially in the form of Exhibit C, as such agreement may hereafter be amended, supplemented or
---------
otherwise modified from time to time.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in
      ---
the State of Texas, as amended from time to time, and any successor statute; provided that if by reason of mandatory provisions of law, the perfection or
--------
the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as

Security Agreement - Page 5
in effect from time to time in such other jurisdiction for purposes of the provision hereof relating to such perfection or effect of perfection or non-perfection.

     1.2     Other Definition Provisions.  References to "Sections",
             ---------------------------
"subsections", "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.


SECTION 2.   Grant of Security Interests
             ---------------------------

     To secure the prompt payment and performance to Lender of the Obligations, each Grantor hereby grants, subject to Applicable Law, to Lender a continuing Lien upon all of such Grantor's assets, including all of the following Property and interests in Property of such Grantor whether now owned or existing or hereafter created, acquired or arising and wheresoever located (all being collectively referred to as the "Collateral"):
                                 ----------
          (A)  Accounts;

          (B)  Inventory;

          (C)  Equipment;

          (D)  General Intangibles;

          (E)  Investment Property;

          (F) All monies and other Property of each Grantor of any kind now or at any time or times hereafter in the possession or under the control of Lender or a bailee of Lender;

          (G) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (A) through (F) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

          (H) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of each Grantor pertaining to any of (A) through (G) above.

SECTION 3.   Security for Obligations
             ------------------------

     This Agreement secures the payment and performance of the Note and all obligations of every nature of Debtor now or hereafter existing under this Agreement and under the Note

Security Agreement - Page 6
and all renewals, extensions, restructurings and refinancings of any of the above (all such debts, obligations and liabilities of Debtor being collectively called the "Secured Obligations").
            -------------------

SECTION 4.   Debtor Remains Liable
             ---------------------

     Anything herein to the contrary notwithstanding: (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its respective duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by Lender of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) Lender shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 5.   Representations and Warranties
             ------------------------------

     In order to induce Lender to renew, rearrange and extend the loan contemplated by the Note, each Grantor represents and warrants to Lender that the following statements are and will be true, correct and complete:

     5.1  Location of Equipment, Fixtures and Inventory.  All of the Equipment
          ---------------------------------------------
and Inventory is located at the places specified in Section B and C of Schedule
                                                                       --------
I or at such other locations as are specified in the Security Agreements
-
executed by other Obligors in favor of Lender. All Fixtures are located at the place specified in Section B of Schedule I. Schedule I correctly identifies the
                                ----------  ----------
landlords (other than Lender), if any, of each Grantor's respective locations identified on Schedule I. Schedule I sets forth the names and addresses of all
              ----------  ----------
Persons other than any Grantor who have possession of any of the Collateral. None of the Collateral has been located in any location within the past four months other than as set forth on Schedule I. None of the Equipment is
                                  -----------
evidenced by a certificate of title other than Equipment with an aggregate book value not to exceed $50,000.

     5.2  Ownership of Collateral.  Except for the matters disclosed on Schedule
          -----------------------                                       --------
II, the Liens in favor of the Senior Lender and the Security Interests and
--
Liens otherwise permitted under the documents and agreements governing the Senior Debt and the Obligations, each Grantor owns its Collateral free and clear of any Lien. No effective financing statement or other form of lien notice covering all or any part of the Collateral is on file in any recording office, except for those in favor of Senior Lender and Lender and as disclosed on Schedule II.
   -----------

     5.3  Jurisdiction of Organization; Office Locations; Fictitious Names.
          ----------------------------------------------------------------
Debtor is organized under the laws of the State of Texas. The chief executive offices and the offices where each Grantor keeps its respective books and records are located at the place or places specified in Section A of Schedule
                                                                     --------
I. Section B of Schedule I sets forth all other locations where each Grantor
-               ----------
has a place of business. No Grantor does business or has done business during the past five years from the date hereof under any trade-name or fictitious business name except as disclosed on Schedule III.
                                     ------------

Security Agreement - Page 7

     5.4  Perfection. This Agreement and the Trademark Security Agreement, the
          ----------
Patent Security Agreement and the Copyright Security Agreement executed pursuant hereto create a valid and enforceable security interest in the Collateral, securing the payment of the Secured Obligations, including, without limitation, all extensions, renewals and other modifications thereof. Upon the filing of Uniform Commercial Code Financing Statements naming each Grantor as a debtor and Lender as secured party in the jurisdictions set forth in Schedule
                                                                     --------
IV hereto, the delivery to Lender of all Collateral the possession of which is
--
necessary to perfect the security interest therein, the notation of Lender's security interest on all certificates of title evidencing Equipment, the release or assignment to Lender of the security interests described on Schedule
                                                                       --------
V hereto, the Filing of the Trademark Security Agreement with the United States
-
Patent and Trademark Office, the Filing of the Patent Security Agreement with the United States Patent and Trademark Office, and the Filing of the Copyright Security Agreement with the United States Copyright Office, the security interests created hereby shall constitute perfected security interests upon all the Collateral (other than Trademarks and Trademark Licenses registered in countries other than the United States).

     5.5  Intellectual Property.  The Copyrights, Copyright Licenses, Patents,
          ---------------------
Patent Licenses, Trademarks and Trademark Licenses listed on the respective schedules to each of the Copyright Security Agreement, the Trademark Security Agreement and the Patent Security Agreement in the forms attached hereto as exhibits constitute all of the material Intellectual Property owned and currently in use by any Grantor.

SECTION 6.   Further Assurances: Covenants
             ------------------

     6.1  Other Documents and Actions. Each Grantor will, from time to time, at
          ---------------------------
its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Lender may reasonably request, in order to perfect and protect any Security Interests granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder, with respect to any Collateral or to carry out the provisions and purposes hereof. Without limiting the generality of the foregoing, each Grantor will: (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, and as Lender may request, in order to perfect and preserve the Security Interests granted or purported to be granted hereby; (b) at any reasonable time, upon demand by Lender make the Collateral available for inspection by Lender or Persons designated by Lender; and (c) upon Lender's request, appear in and defend any action or proceeding that may affect such Grantor's title to or Lender's Security Interests in the Collateral. Notwithstanding the foregoing, no Grantor shall be required to execute any document or take any action to perfect the Lender's Lien in any foreign Intellectual Property under the laws of the applicable foreign jurisdiction.

     6.2  Lender Authorized. Each Grantor hereby authorizes Lender to file one
          -----------------
or more financing or continuation statements, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Collateral without the signature of any Grantor.

     6.3  Corporate or Name Change. Each Grantor will notify Lender in writing
          ------------------------
thirty (30) days prior to any change in such Grantor's name, identity or corporate structure.

Security Agreement - Page 8

     6.4  Business Locations.  Except for sales of Inventory in the ordinary
          ------------------
course of business and the movement of Equipment between such locations and any other location specified by any Obligor in any other Security Agreement executed by Obligor in favor of Lender and movements permitted by the documentation governing the Senior Debt, each Grantor will keep the Collateral at the locations specified on Schedule I.
                              ----------

     6.5  Third Parties in Possession of Collateral.  Each Grantor shall not
          -----------------------------------------
permit Inventory having an aggregate value of $50,000 to be held by any third Person.

     6.6  Instruments.  Subject to the prior rights of the Senior Lender, each
          -----------
Grantor will deliver and pledge to Lender all Instruments duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Lender except that each Grantor may retain for collection and use in the ordinary course of business any checks representing Proceeds of Accounts received in the ordinary course of business. When all the obligations of each Grantor or issuer, as applicable, under any Instrument delivered to Lender hereunder have been satisfied or otherwise terminated, Lender agrees to return such Instrument to such Grantor, without recourse or warranty, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment.

     6.7  Certificates of Title; Equipment.  Subject to the prior rights of the
          --------------------------------
Senior Lender and at Lender's request, each Grantor shall promptly deliver to Lender any and all certificates of title, applications for title or similar evidence of ownership of all Equipment and shall cause Lender to be named as lienholder on any such certificate of title or other evidence or ownership.

     6.8  Intellectual Property Covenants. Each Grantor shall concurrently
          -------------------------------
herewith deliver to Lender the Copyright Security Agreement, the Trademark Security Agreement and the Patent Security Agreement and all other documents, instruments and other items as may be necessary for Lender to file such agreements with the United States Copyright Office, the United States Patent and Trademark Office and any similar domestic or foreign office, department or agency except as otherwise provided in Section 6.1. If, before the Secured Obligations are paid in full, any Grantor obtains any new Intellectual Property or rights thereto or becomes entitled to the benefit of any Intellectual Property which is (a) not listed on the schedules to the Copyright Security Agreement, the Trademark Security Agreement or the Patent Security Agreement, as the form of such agreements are attached hereto as Exhibits, and (b) should be listed thereon to perfect or protect the Security Interest therein, then such Grantor shall give to Lender prompt written notice thereof, and shall amend the applicable Intellectual Property security agreement to include any such new Intellectual Property and shall deliver all other documentation and other items as may be necessary for Lender to file such agreements with the United States Copyright Office, the United States Patent and Trademark Office and/or any similar domestic or foreign office, department or agency except as otherwise provided in Section 6.1. Each Grantor shall: (a) prosecute diligently any copyright, patent, trademark or license application at any time pending to the extent the Intellectual Property relating to such application has a material value or is material to the conduct of such Grantor's business; (b) make application on all new material copyrights, patents and trademarks as reasonably deemed appropriate by such Grantor; (c) preserve and maintain all rights in the Intellectual Property to the extent such Intellectual Property has a material value or is material to the conduct of such Grantor's business; and (d)

Security Agreement - Page 9
upon and after the occurrence of an Event of Default, use its best efforts to obtain any consents, waivers or agreements necessary to enable Lender to exercise its remedies with respect to the Intellectual Property. No Grantor shall abandon any right to file a copyright, patent or trademark application nor shall any Grantor abandon any pending copyright, patent or trademark application, or Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License unless such Intellectual Property has no material value and is not material to the conduct of such Grantor's business.

     6.9  Insurance of Collateral.  Each Grantor shall maintain and pay for
          -----------------------
insurance upon all Collateral owned by it wherever located and with respect to such Grantor's business, covering casualty, hazard, public liability and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Lender. Notwithstanding the foregoing, to the extent Grantor maintains insurance in compliance with the provisions of the documentation governing the Senior Debt, the requirements of this Section 6.9 shall be deemed satisfied.

     6.10 Dispositions of Equipment. No Grantor will sell, lease or otherwise
          -------------------------
dispose of or transfer any of the Equipment of such Grantor or any part thereof without the prior written consent of Lender; provided, however, that the
                                             --------  -------
foregoing restriction shall not apply (a) to dispositions permitted by the provisions of the documentation governing the Senior Debt, (b) for so long as no Event of Default exists, to (i) bona fide sales of Inventory to customers for fair value in the ordinary course of business and dispositions of obsolete Equipment not used or useful in the business, (ii) sales, discounts or transfers of delinquent accounts receivable in the ordinary course of business for purposes of collection, (iii) leases (as lessor) of real or personal property, so long as the assets subject to any such lease are not necessary for the conduct of such Grantor's business, (iv) dispositions of any Grantor's Equipment which, in the aggregate in respect to all such dispositions by such Grantor during any consecutive twelve-month period, has a fair market value or book value, whichever is less, of One Hundred Fifty Thousand Dollars and No/100 ($150,000) or less, and (v) any other sale, lease or disposition of or transfer of any of the Equipment or other assets permitted under the terms of the agreements and documents governing the Senior Debt or the Obligations.

SECTION 7.   Transfers and Other Liens
             -------------------------

     Except as otherwise permitted herein, by the Note or the other documents and agreements evidencing the Obligations, no Grantor shall:

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral to any Person who is not an Obligor; or

          (b) create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person except for the Security Interest created by this Agreement and the liens, security interest and other charges to secure the Senior Debt and any other liens, and security interests permitted under the terms of the agreements and documents governing the Senior Debt or the Obligations.

Security Agreement - Page 10

SECTION 8.   Remedies
             --------

     Subject to the rights of the Senior Lender, if any Event of Default shall have occurred and be continuing, Lender may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (a) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties; (b) without notice or demand or legal process, enter upon any premises of any Grantor and take possession of the Collateral; and (c) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least fifteen days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Lender. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law and to the extent Lender's rights hereunder may be impaired, each Grantor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

SECTION 9.   License of Intellectual Property
             --------------------------------

     Each Grantor hereby assigns, transfers and conveys to Lender, effective upon the occurrence of any Event of Default, the nonexclusive right and license to use all Intellectual Property owned or used by such Grantor together with any goodwill associated therewith, all to the extent necessary to enable Lender and any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Lender and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor by Lender.

SECTION 10.  Limitation on Duty of Lender With Respect to Collateral
             -------------------------------------------------------

     Beyond the safe custody thereof, Lender shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto; provided, however, that any Intellectual Property that is confidential shall be kept confidential by Lender. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment

Security Agreement - Page 11
substantially equal to that which it accords its own property. Lender shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Lender in good faith.

SECTION 11.  Expenses
             --------

     Each Grantor shall pay all insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all costs, fees and expenses of perfecting and maintaining the Security Interests, any and all excise, property, sales and use taxes imposed by any federal, state, local or foreign authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. If any Grantor fails to promptly pay any portion of the above expenses when due or to perform any other obligation of such Grantor under this Agreement, Lender may, at its option, but shall not be required to, pay or perform the same and charge such Grantor's account for all costs and expenses incurred therefor, and such Grantor agrees to reimburse Lender therefor on demand. All sums so paid or incurred by Lender for any of the foregoing, any and all other sums for which such Grantor may become liable hereunder and all costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by Lender in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement shall be payable on demand, shall constitute Obligations, shall bear interest until paid at the highest rate provided in the Note and shall be secured by the Collateral.

SECTION 12.  Termination of Security Interests: Release of Collateral
             --------------------------------------------------------
     Upon payment in full of all Secured Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to Grantors. Upon such termination of the Security Interests or release of any Collateral, Lender will, at the expense of each Grantor, execute and deliver to each Grantor such documents as such Grantor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 13.  Notices
             -------

     All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provisions of the Note.

SECTION 14.  Waivers: Non-Exclusive Remedies
             -------------------------------

     No failure on the part of Lender to exercise, and no delay in exercising and no course of dealing with respect to, any power, privilege or right under the Note or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by Lender of any power, privilege or right under the Note or this Agreement preclude any other or further exercise thereof or the exercise of any other power, privilege or right. The powers, privileges and rights in this Agreement and the Note are cumulative and are not exclusive of any other remedies provided by law.

Security Agreement - Page 12

SECTION 15.  Successors and Assigns
             ----------------------

     This Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations. This Agreement shall be binding on each Grantor and its respective successors and assigns.

SECTION 16.  Changes in Writing
             ------------------

     No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Grantors therefrom, shall in any event be effective without the written concurrence of Lender and each Grantor.

SECTION 17.  Applicable Law
             --------------

     THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

SECTION 18.  Failure or Indulgence Not Waiver: Remedies Cumulative
             -----------------------------------------------------
     No failure or delay on the part of Lender in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 19.  Headings
             --------

     Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 20.  Counterparts
             ------------

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Agreement by signing any such counterpart.

                            [Signature page follows]

Security Agreement - Page 13

     Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the day first above written.

                                 GRANTORS:

                                 INDUSTRIAL DATA SYSTEMS
                                 CORPORATION, a Nevada corporation

                                 By:___________________________________
                                       William A. Coskey, President

                                 IDS ENGINEERING, INC.,
                                 a Texas corporation

                                 By:___________________________________
                                       William A. Coskey
                                       President and Chief Executive Officer

                                 IDS ENGINEERING MANAGEMENT, LC,
                                 a Texas limited liability company

                                 By:___________________________________
                                       William A. Coskey
                                       Chief Executive Officer

                                 THERMAIRE, INC. d/b/a THERMAL CORP.,
                                 a Texas corporation

                                 By:___________________________________
                                       William A. Coskey
                                       President and Chief Executive Officer

                                 CONSTANT POWER MANUFACTURING,
                                 INC., a Texas corporation

                                 By:___________________________________
                                       William A. Coskey
                                       President and Chief Executive Officer

Security Agreement - Signature Page

                                 INDUSTRIAL DATA SYSTEMS,INC.,
                                 a Texas corporation

                                 By:___________________________________
                                       William A. Coskey
                                       Chief Executive Officer

                                 PETROCON ENGINEERING, INC.,
                                 a Texas corporation

                                 By:___________________________________
                                       Michael L. Burrow,
                                       President and Chief Executive Officer

                                 TRIANGLE ENGINEERS &
                                 CONSTRUCTORS, INC., a Texas corporation

                                 By:___________________________________
                                       Robert W. Raiford, Secretary

                                 PETROCON SYSTEMS, INC.,
                                 a Texas corporation

                                 By:___________________________________
                                       Robert W. Raiford, Secretary

                                 PETROCON TECHNOLOGIES, INC.,
                                 a Texas corporation

                                 By:___________________________________
                                       Robert W. Raiford, Secretary

                                 PETROCON ENGINEERING OF LOUISIANA,
                                 INC., a Louisiana corporation

                                 By:___________________________________
                                       Robert W. Raiford, Secretary

Security Agreement - Signature Page

                                 R.P.M. ENGINEERING, INC.,
                                 a Louisiana corporation

                                 By:___________________________________
                                       Robert W. Raiford, Secretary

                                 ALLIANCE ENGINEERING ASSOCIATES,
                                 INC., a Texas corporation

                                 By:___________________________________
                                       Robert W. Raiford, Secretary

                                 PETROCON CONSTRUCTION RESOURCES,
                                 INC., a Texas corporation

                                 By:___________________________________
                                       Robert W. Raiford, Secretary

                                 SECURED PARTY:

                                 EQUUS II INCORPORATED,
                                 a Delaware corporation

                                 By:___________________________________
                                       Randall B. Hale, Vice President

Security Agreement  -  Signature Page

                                   SCHEDULE I
                                       TO
                               SECURITY AGREEMENT

                  Locations of Equipment, Inventory, Books and
                Records, Chief Executive Office, Other Locations
                ------------------------------------------------

1.   Grantors currently have the following business locations, and no others:

     Chief Executive Office:
     ----------------------

     Industrial Data Systems          600 Century Plaza Drive, Building 140,
                                      Houston,
     Corporation:                     TX 77073-6033

     Other Locations (Operations offices):
     ------------------------------------

     IDS Engineering, Inc.:           600 Century Plaza Drive, Building 140,
                                      Houston,
                                      TX 77073-6033 and
                                      11008 East 51st Street, Tulsa, OK 74146

     Constant Power Manufacturing:    757 Kenrick, Suite 100, Houston, TX 77060-
                                      3639

     Thermaire, Inc. dba
        Thermal Corporation:          10500 Windfern Rd, Houston, TX 77064

     Industrial Data Systems, Inc.:   15031 Woodham Drive, Suite 360, Houston,
                                      TX 77073-6026

     Chief Executive Office:
     ----------------------

     Petrocon Engineering, Inc.       3155 Executive Blvd.
                                      Beaumont, Texas 77705-0150
                                      (Jefferson County)

     Other Locations:
     ---------------

     Petrocon Engineering, Inc.       8901 Market Street
                                      Houston, Texas 77029
                                      (Harris County)

                                      3105 Executive Blvd.
                                      Beaumont, Texas 77705-1097
                                      (Jefferson County)

Security Agreement - Schedule

                                      2580 North 11th Street
                                      Spaces F and G
                                      Beaumont, Texas 77703-4604
                                      (Jefferson County)

     Chief Executive Office:
     ----------------------

     Triangle Engineers and           3155 Executive Blvd.
     Constructors, Inc.               Beaumont, Texas 77705-1050
                                      (Jefferson County)

     Other Location:
     --------------

     Triangle Engineers and           None
     Constructors, Inc.

     Chief Executive Office:
     ----------------------

     R.P.M. Engineering, Inc.         3155 Executive Blvd.
                                      Beaumont, Texas 77705-1050
                                      (Jefferson County)

     Other Locations:
     ---------------

     R.P.M. Engineering, Inc.         10252 Mayfair
                                      Baton Rouge, Louisiana 70809-2505
                                      (East Baton Rouge Parish)

                                      9969 Professional Blvd.
                                      Baton Rouge, Louisiana 70809-2500
                                      (East Baton Rouge Parish)

                                      Hibernia Tower
                                      Suite 1895
                                      Lake Charles, Louisiana

     Chief Executive Office:
     ----------------------

     Petrocon Systems, Inc.           3155 Executive Blvd.
                                      Beaumont, Texas 77705-1050
                                      (Jefferson County)

Security Agreement - Schedule

     Other Location:
     --------------

     Petrocon Systems, Inc.           3255 Executive Blvd.
                                      Suites 100 & 101
                                      Beaumont, Texas 77705-1051
                                      (Jefferson County)

     Chief Executive Office:
     ----------------------

     Petrocon Engineering of          3155 Executive Blvd.
     Louisiana, Inc.                  Beaumont, Texas 77705-1050
                                      (Jefferson County)

     Other Location:
     --------------

     Petrocon Engineering of          One Lakeshore Drive
     Louisiana, Inc.                  Lake Charles, Louisiana  70629
                                      (Calcasieu Parish)

     Chief Executive Office:
     ----------------------

     Alliance Engineering             3155 Executive Blvd.
     Associates, Inc.                 Beaumont, Texas 77705-1050
                                      (Jefferson County)

     Other Location:
     --------------

     Alliance Engineering             None
     Associates, Inc.

     Chief Executive Office:
     ----------------------

     Petrocon Construction            3155 Executive Blvd.
     Resources, Inc.                  Beaumont, Texas 77705-1050
                                      (Jefferson County)

     Other Location:
     --------------

     Petrocon Construction            None
     Resources, Inc.

     Chief Executive Office:
     ----------------------

     Petrocon Technologies, Inc.      3155 Executive Blvd.
                                      Beaumont, Texas 77705-1050
                                      (Jefferson County)

Security Agreement - Schedule

     Other Location:
     --------------

     Petrocon Technologies, Inc.      None

2. Grantors maintain their books and records relating to Accounts and General Intangibles at:

     Industrial Data Systems          15031 Woodham Drive,
     Corporation                      Suite 360, Houston, Texas 77073-6026

     Petrocon Engineering, Inc.       3155 Executive Blvd.
                                      Beaumont, Texas 77705-1050
                                      (Jefferson County)

     Triangle Engineers and           3155 Executive Blvd.
     Constructors, Inc.               Beaumont, Texas 77705-1050
                                      (Jefferson County)

     R.P.M. Engineering, Inc.         3155 Executive Blvd.
                                      Beaumont, Texas 77705-1050
                                      (Jefferson County)

     Petrocon Systems, Inc.           3155 Executive Blvd.
                                      Beaumont, Texas 77705-1050
                                      (Jefferson County)

     Petrocon Engineering of          3155 Executive Blvd.
     Louisiana, Inc.                  Beaumont, Texas 77705-1050
                                      (Jefferson County)

     Alliance Engineering             3155 Executive Blvd.
     Associates, Inc.                 Beaumont, Texas 77705-1050
                                      (Jefferson County)

     Petrocon Construction            3155 Executive Blvd.
     Resources, Inc.                  Beaumont, Texas 77705-1050
                                      (Jefferson County)

     Petrocon Technologies, Inc.      3155 Executive Blvd.
                                      Beaumont, Texas 77705-1050
                                      (Jefferson County)

3. Grantors have had no office, place of business or agent for process located in any county other than as set forth above, except:

Security Agreement - Schedule

     Registered Agents:
     -----------------

        Entity                    Registered Agent        Registered Office


Industrial Data Systems        Leisa Stillwell      11270 Winter Cottage Place
Corporation                                         Las Vegas, NV 89135

IDS Engineering, Inc.          Johnny J. Williams   13831 Northwest Freeway,
                                                    Ste. 155
Constant Power                                      Houston, TX 77040
Manufacturing, Inc.

Thermaire, Inc.

Industrial Data Systems, Inc.

IDS Engineering Management,    William A. Coskey   600 Century Plaza Drive,
LC                                                 Bldg. 140
                                                   Houston, TX 77073
PEI Acquisition, Inc.

4. No bailee, warehouseman or similar party or cosignee holds inventory of any Grantor.

Security Agreement - Schedule

                                  SCHEDULE II
                                       TO
                               SECURITY AGREEMENT

                      Other Liens, Security Interests and
                              Financing Statements
                              --------------------

1.   Capitalized leases:
     ------------------

Lessee           Lessor                     Terms of Lease     Property Covered

Thermal          Citicapital                60 months          Press Brake
Thermal          Unicapital                 60 months          Flexspander
Constant Power   Great American Leasing     60 months          Phone  System
Thermal          CIT Group Equipment        36 months          Fork Lift
Constant Power                                                 CADD Plodder
                 ---------------            --------------

2.   Operating leases:
     ----------------

Lessee                  Lessor       Terms of Lease       Property Covered

IDS-Eng  Houston        G E Capital  48 Months Eff 09/01  Xerox Printing System
IDS-Eng  Houston        Panasonic    48 Months Eff 05/01  Panasonic Copier FP 60552
IDS-Eng  Houston        G E Capital  48 Months            Toshiba Copier 5550
Industrial Data System  G E Capital  36 Months Eff 02/00  Toshiba Copier 6550
Constant Power Mfg.     Stargel      36 Months            Toshiba Copier

3.   Real Estate Leases:
     ------------------

     1. Lease dated August 18, 1997, and all amendments thereto, between 319 Century Plaza Associates, Ltd. and Industrial Data Systems, Inc.

     2. Lease dated September 1, 1998, and all amendments thereto, between 600 C.C. Business Park Ltd. and Industrial Data Systems, Inc.

     3. Business Park Lease dated September 1, 2000, between Wilshire Square and IDS Engineering, Inc.

     4. Master Lease Agreement dated January 3, 2001, between Citicorp Capital and Thermaire, Inc.

     5. Standard Industrial Lease Agreement between Constant Power Manufacturing, Inc. and Houston Industrial Assets, L.P.

Security Agreement - Schedule

4.

--------------------------------------------------------------------------------
Holder of Indebtedness      Description of Indebtedness    Maturity Date
--------------------------------------------------------------------------------
Chase Bank of Texas, N.A.   Mortgage loan on Thermaire,    2-28-02 (balloon of
                            Inc. land and building--debt   $362,432.63)
                            to be paid off at closing
--------------------------------------------------------------------------------

5. Other equipment leases entered into in the ordinary course of business and consistent with past practice.

6.

--------------------------------------------------------------------------------
   Holder of Indebtedness     Description of Indebtedness         Maturity Date
--------------------------------------------------------------------------------
Wall Street Financial, LP  $190,916.47 owed to Wall Street      6/30/2002
                           Financial, LP by Petrocon
                           Engineering, Inc. pursuant to a
                           finance agreement dated October
                           16, 2001, related to premiums for
                           commercial insurance for the
                           period from September 30, 2001
                           to September 30, 2002.
--------------------------------------------------------------------------------
Petrocon Arabia, Ltd.      $937,230.00 Non-Negotiable           6/1/2004
                           Subordinated Promissory Note
                           from Petrocon Engineering to
                           Petrocon Arabia, Ltd. dated
                           March 9, 2000.
--------------------------------------------------------------------------------
CNA Insurance Companies    $193,180.56 owed to CNA by
                           Petrocon pursuant to a finance
                           agreement dated October 26, 2001
                           related to premiums for
                           commercial insurance for the
                           period from September 30, 2001
                           to September 30, 2002.
--------------------------------------------------------------------------------
David Seldford             Vehicle Financing, Ford F-150        12/2003
                           VIN: 1FTZF17241NA28178
--------------------------------------------------------------------------------
CARLTECH, INC.             $1,759,881.24 owed to                05/2002
CPW, INC.                  subcontractors on the ARAMCO
GAS UNLIMITED, INC.        project pursuant to Debt
PETROTECH SERVICES, INC.   Restructure Agreement dated
TACI                       August 11, 1999
--------------------------------------------------------------------------------

Security Agreement - Schedule

--------------------------------------------------------------------------------
    Holder of Indebtedness       Description of Indebtedness       Maturity Date
--------------------------------------------------------------------------------
ABB AUTOMATION               $1,435,351.90 owed to equipment    05/2002
YOKOGAWA ELECTRIC            supplies on the ARAMCO project
                             Agreement dated June, 2000.
--------------------------------------------------------------------------------

7.

--------------------------------------------------------------------------------
                 Filing Jurisdiction: Iowa Secretary of State
--------------------------------------------------------------------------------
Secured Party              Debtor                               Nature of Lien
--------------------------------------------------------------------------------
                  Petrocon Construction                         None of Record
                  Resources, Inc.
--------------------------------------------------------------------------------
               Filing Jurisdiction: Illinois Secretary of State
--------------------------------------------------------------------------------
Secured Party              Debtor                               Nature of Lien
--------------------------------------------------------------------------------
                  Petrocon Construction                         None of Record
                  Resources, Inc.
--------------------------------------------------------------------------------
               Filing Jurisdiction: Louisiana Statewide Search
--------------------------------------------------------------------------------
Secured Party              Debtor                               Nature of Lien
--------------------------------------------------------------------------------
                  AMEC Engineering, Inc.                        None of Record
--------------------------------------------------------------------------------
                  Barnard & Burke                               None of Record
                  Engineering, Inc.
--------------------------------------------------------------------------------
                  Petrocon Construction                         None of Record
                  Resources, Inc.
IBM Credit        R.P.M. Engineering, Inc.                   IBM Equipment lien
Corporation
--------------------------------------------------------------------------------
IBM Credit        R.P.M. Engineering, Inc.                   IBM Equipment lien
Corporation
--------------------------------------------------------------------------------
               Filing Jurisdiction: Calcasieu Parish, Louisiana
--------------------------------------------------------------------------------
Secured Party              Debtor                               Nature of Lien
--------------------------------------------------------------------------------
                  Petrocon Engineering, Inc.                    None of Record
--------------------------------------------------------------------------------
                  Petrocon Engineering of                       None of Record
                  Louisiana, Inc.
--------------------------------------------------------------------------------

Security Agreement - Schedule

--------------------------------------------------------------------------------
                 Filing Jurisdiction: East Baton Rouge Parish, Louisiana
--------------------------------------------------------------------------------
    Secured Party              Debtor                          Nature of Lien
--------------------------------------------------------------------------------
                      AMEC Engineering, Inc.                   None of Record
--------------------------------------------------------------------------------
                      Barnard & Burk                           None of Record
                      Engineering, Inc.
--------------------------------------------------------------------------------
                Filing Jurisdiction: North Dakota Secretary of State
--------------------------------------------------------------------------------
    Secured Party             Debtor                           Nature of Lien
--------------------------------------------------------------------------------
                      AMEC Engineering, Inc.                   None of Record
--------------------------------------------------------------------------------
                      Barnard & Burk                           None of Record
                      Engineering
--------------------------------------------------------------------------------
                      R.P.M. Engineering, Inc.                 None of Record
--------------------------------------------------------------------------------
                Filing Jurisdiction: Texas Secretary of State
--------------------------------------------------------------------------------
    Secured Party            Debtor                            Nature of Lien
--------------------------------------------------------------------------------
Sunbelt National      Alliance Engineering            PMSI in custom computer
Bank                  Associates, Inc. (also                 network system.
                      Alliance Engineering, Inc.)
--------------------------------------------------------------------------------
                      AMEC Engineering, Inc.                    None of Record
--------------------------------------------------------------------------------
                      Barnard & Burk                            None of Record
                      Engineering, Inc.
--------------------------------------------------------------------------------
                      Petrocon of Arabia, Ltd.                  None of Record
--------------------------------------------------------------------------------
Texas Commerce        Petrocon Construction                     1995 Ford F150
Bank - National       Resources, Inc.
Association
--------------------------------------------------------------------------------
Sanwa Leasing Corp.   Petrocon Engineering, Inc.        Sharp duplicator and
                                                               copiers.
--------------------------------------------------------------------------------
Lease Partners, Inc.  Petrocon Engineering, Inc.      Equipment lease for phone
                                                                 system
--------------------------------------------------------------------------------
Lease Partners, Inc.  Petrocon Engineering, Inc.     Equipment lease for routers
                                                            and voice mail
--------------------------------------------------------------------------------
Sharp Electronic      Petrocon Engineering, Inc.            Sharp copier systems
Credit Co.
--------------------------------------------------------------------------------
Tokai Financial       Petrocon Engineering, Inc.            Royal copier systems
Services, Inc.
--------------------------------------------------------------------------------

Security Agreement - Schedule

--------------------------------------------------------------------------------
Ervin Leasing          Petrocon Engineering, Inc.          Xerox equipment
Company
--------------------------------------------------------------------------------
Technology             Petrocon Engineering, Inc.    Computer equipment and
Integration Financial                                accessories under lease
Services,
Inc.(Assigned to
NationsCredit
Commercial Corp.)
--------------------------------------------------------------------------------
                       Petrocon FSC, Ltd.                  None of Record
--------------------------------------------------------------------------------
                       R.P.M. Engineering, Inc.            None of Record
--------------------------------------------------------------------------------
                         Filing Jurisdiction: Harris County, Texas
--------------------------------------------------------------------------------
Secured Party                   Debtor                     Nature of Lien
--------------------------------------------------------------------------------
                       Alliance Engineering, Inc.          None of Record
--------------------------------------------------------------------------------
                       Alliance Engineering                None of Record
                       Associates, Inc.
--------------------------------------------------------------------------------
Technology             Petrocon Engineering, Inc.    Computer equipment and
Integration Financial                                accessories under lease
Services,
Inc.(Assigned to
NationsCredit
Commercial Corp.)
--------------------------------------------------------------------------------
                         Filing Jurisdiction: Jefferson County, Texas
--------------------------------------------------------------------------------
Secured Party                   Debtor                     Nature of Lien
--------------------------------------------------------------------------------
Technology             Petrocon Engineering, Inc.    Computer equipment and
Integration Financial                                accessories under lease
Services, Inc.
(Assigned to
NationsCredit
Commercial Corp.)
--------------------------------------------------------------------------------

Security Agreement - Schedule

                                  SCHEDULE III
                                       TO
                               SECURITY AGREEMENT

                        Trade-names and Fictitious Names
                          (Present and Past Five Years)
                           ---------------------------

1.   Exact Corporate Name                     Trade Names
     --------------------                     -----------

     Petrocon Engineering, Inc.               Milltech
                                              Petrocon West
                                              All Resources
                                              Total Staffing Services

2.   Mergers/Acquisition Targets:

     OEI International, Inc. (Petrocon was the successor of a merger with OEI International, Inc. pursuant to a Plan and Agreement of Merger between OEI and Petrocon dated February 5, 1999 in connection with that certain Agreement and Plan of Reorganization by and among OEI, Petrocon and Equus II Incorporated dated February, 1999)

HTC Systems, Inc. (assets acquired by Petrocon Engineering, Inc.)

Temple Associates, Inc. (assets acquired by Petrocon Engineering, Inc.)

Pressure Technologies, Inc. (acquired and dissolved)

     Total Staffing Services, Inc. (a former company subsidiary which was merged with and into Petrocon Engineering, Inc. effective December 24,
     1997).

R.P.M. Engineering, Inc.

Merger/Acquisition Targets:

AMEC Engineering, Inc.

Barnard & Burk Engineering, Inc.

     RPM Investments, Ltd (assets acquired by R.P.M. Engineering, Inc. contemporaneously with PEI acquisition of R.P.M. Engineering, Inc.).

Alliance Engineering Associates, Inc.*

     Energy Integration Services, Inc. (former wholly-owned subsidiary of Petrocon Engineering, Inc. which merged with and into Alliance Engineering Associates, Inc. effective January 31, 1997).

Security Agreement - Schedule

Alliance Engineering Incorporated (assumed name)

Alliance Engineering Associates Incorporated d/b/a Alliance Engineering, Inc.

Petrocon Construction Resources, Inc.

     Petrocon Plant Services, Inc. (former company subsidiary which was merged with and into Petrocon Construction Resources, Inc. effective December 24, 1997).

     Petrocon Arabia Ltd.

          Eagleton Saudi Arabia Limited (former name)

*Acquired in reverse triangular merger with transitory subsidiary of Petrocon
 Engineering, Inc.

3.   Exact Corporate Name                          Fictitious or Trade Name
     --------------------                          ------------------------
      Industrial Data Systems                       None
       Corporation
      IDS Engineering, Inc.                         None
      Thermaire, Inc.                               Thermal Corporation
      Constant Power Manufacturing,                 None
       Inc.
      Industrial Data Systems, Inc.                 None
      IDS Engineering Management,                   None
       LC
      PEI Acquisition, Inc.                         None

Security Agreement - Schedule

                                  SCHEDULE IV
                                       TO
                               SECURITY AGREEMENT

                            UCC Filing Jurisdictions
                            ------------------------

     Debtor                                           Jurisdiction
     ------                                           ------------

Industrial Data Systems Corporation                   Nevada

IDS Engineering, Inc.                                 Texas

IDS Engineering Management, LC                        Texas

Thermaire, Inc. d/b/a Thermal Corp.                   Texas

Constant Power Manufacturing, Inc.                    Texas

Industrial Data Systems, Inc.                         Texas

Petrocon Engineering, Inc.                            Texas

Triangle Engineers & Constructors, Inc.               Texas

Petrocon Systems, Inc.                                Texas

Petrocon Technologies, Inc.                           Texas

Petrocon Engineering of Louisiana, Inc.               Louisiana

R.P.M. Engineering, Inc.                              Louisiana

Alliance Engineering Associates, Inc.                 Texas

Petrocon Construction Resources, Inc.                 Texas

Security Agreement - Schedule

                                   SCHEDULE V
                                       TO
                               SECURITY AGREEMENT

                            Releases and Assignments
                            ------------------------

None

Security Agreement - Schedule

                                    EXHIBIT A

                          COPYRIGHT SECURITY AGREEMENT

     WHEREAS, [___________________________], a [____________] corporation
("Grantor") owns the Copyright registrations and Copyright applications listed
  -------
on Schedule 1 annexed hereto, and is a party to the Copyright Licenses listed
   ----------
on Schedule 1 annexed hereto; and
   ----------

     WHEREAS, Grantor has executed that certain Promissory Note dated as of ______________, 2001, payable to the order of Equus II Incorporated, a Delaware corporation ("Lender") in the principal sum of $3,000,000 (the "Note";
              ------                                            ----
capitalized terms defined therein and not otherwise defined herein being used herein as therein defined); and

     WHEREAS, pursuant to the terms of the Security Agreement dated as of ___________, 2001, (as said Security Agreement may be amended and in effect from time to time, the "Security Agreement"), between Grantor and Lender (in such
                   ------------------
capacity, together with its successors in such capacity, the "Grantee"),
                                                              -------
Grantor has granted to Grantee a security interest in substantially all the assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Copyrights (as defined in the Security Agreement), Copyright registrations, Copyright applications and Copyright Licenses (as defined in the Security Agreement), together with the goodwill of the business symbolized by Grantor's Copyrights and all proceeds thereof, to secure, inter alia, the payment of all amounts owing by Grantor
                    ----------
under the Note.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of its respective right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Copyright
                                                                ---------
Collateral"), whether presently existing or hereafter created or acquired:
----------

          (1) each Copyright, Copyright application and Copyright registration, together with any reissues, extensions or renewals thereof, including, without limitation, the Copyright, Copyright registrations and Copyright applications referred to in Schedule 1 annexed hereto, and all
                                           ----------
     of the goodwill of the business connected with the use of, and symbolized by, each Copyright, Copyright registration and Copyright application;

          (2) each Copyright License and all of the goodwill of the business connected with the use of, and symbolized by, each Copyright License; and

          (3) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any Copyright or Copyright registration including,

Security Agreement - Exhibit A
     without limitation, the Copyright and Copyright registrations referred to in Schedule 1 annexed hereto, the Copyright registrations issued with
        ----------
     respect to the Copyright applications referred in Schedule 1 and the
                                                       ----------
     Copyright licensed under the Copyright License, or (b) injury to the goodwill associated with any Copyright, Copyright registration or Copyright licensed under any Copyright License.

     This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Security Agreement - Exhibit A

    IN WITNESS WHEREOF, Grantor has caused this Copyright Security Agreement to be duly executed by its duly authorized officer as of the ------- day of --------, 2001.

                                            GRANTOR:

                                            [________________________________]

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

ACKNOWLEDGED:

EQUUS II INCORPORATED

By:________________________________
Name:______________________________
Title:_____________________________

Security  Agreement - Exhibit A

                                 ACKNOWLEDGMENT

STATE OF _________  (S)
                    (S)
COUNTY OF ________  (S)

     On the _____ day of ___________, 2001, before me personally appeared ____________________, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as ___________________________ of
[______________________________], a Texas corporation, who being by me duly sworn, did depose and say that he is ___________________________ of [_______________________________], the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that the said instrument was signed and sealed on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.

     (Seal)                      _____________________________________________
                                 Notary Public in and for the State of Texas

My commission expires:_____________

Security  Agreement - Exhibit A

                                 ACKNOWLEDGMENT

STATE OF __________  (S)
                     (S)
COUNTY OF _________  (S)

     On the _____ day of ____________, 2001 before me personally appeared ___________________, to me personally known proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as __________________ of EQUUS II INCORPORATED, a Delaware corporation, who being by me duly sworn, did depose and say that he is ____________________ of EQUUS II INCORPORATED, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that the said instrument was signed and sealed on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.

     (Seal)                       _____________________________________________
                                  Notary Public in and for the State of Texas

My commission expires:___________

Security  Agreement - Exhibit A

                                   Schedule 1
                                  to Copyright
                               Security Agreement
                               ------------------

                                   COPYRIGHTS
                                   ----------

Grantor           Work        Reg. No.           Date
-------           ----        --------
                                                 Registered
                                                 ----------

                             COPYRIGHT APPLICATIONS
                             ----------------------

                               COPYRIGHT LICENSES
                               ------------------

Security  Agreement - Exhibit A

                                    EXHIBIT B

                            PATENT SECURITY AGREEMENT
                            -------------------------

     WHEREAS, [______________________________], a [____________] corporation
("Grantor") owns the Patents and Patent Applications listed on Schedule 1
  -------                                                      ----------
annexed hereto, is a party to the Patent Licenses listed on Schedule 1 annexed hereto; and

     WHEREAS, Grantor has executed that certain Promissory Note dated as of ______________, 2001, payable to the order of Equus II Incorporated, a Delaware corporation ("Lender") in the principal sum of $3,000,000 (the "Note";
                                                                ----
capitalized terms defined therein and not otherwise defined herein being used herein as therein defined); and

     WHEREAS, pursuant to the terms of the Security Agreement dated as of _______________, 2001, (as said Security Agreement may be amended and in effect from time to time, the "Security Agreement"), between Grantor and
                        ------------------
Lender (in such capacity, together with its successors in such capacity, the "Grantee"), Grantor has granted to Grantee a security interest in
 -------
substantially all the assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Patents (as defined in the Security Agreement), Patent applications and Patent Licenses (as defined in the Security Agreement), and all products and proceeds thereof, to secure, inter alia, the payment of all amounts
                    ----- ----
owing by Grantor under the Note.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of its respective right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent
                                                                ------
Collateral"), whether presently existing or hereafter created or
----------
acquired:

          (1) each Patent and Patent application, including, without limitation, each Patent and Patent application referred to in Schedule 1
                                                                   ----------
     annexed hereto, together with any reissues, continuations or extensions thereof;

          (2) each Patent License, including, without limitation, each Patent License listed on Schedule 1 annexed hereto; and
                       ----------

          (3) all products and proceeds of the foregoing, including, without limitation, any claim by any Grantor against third parties for past, present or future infringement of any Patent, including, without limitation, any Patent referred to in Schedule 1 annexed hereto, any
                                           ----------
     Patent issued pursuant to a Patent Applications referred to in Schedule 1
                                                                    ----------
     and any Patent licensed under any Patent License listed on Schedule 1
                                                                ----------
     annexed hereto.

     This security interest is granted in conjunction with the security11 interests granted to Grantee pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Patent

Security  Agreement - Exhibit B

Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provision of which are incorporated by reference herein as if fully set forth herein.

Security  Agreement - Exhibit B

     IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be duly executed by its duly authorized officer thereunto as of the ______ day of _______________, _____.

                                            GRANTOR:

                                            [________________________________]

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

ACKNOWLEDGED:

EQUUS II INCORPORATED

By:________________________________
Name:______________________________
Title:_____________________________

Security  Agreement - Exhibit B

                                 ACKNOWLEDGMENT

STATE OF _________  (S)
                    (S)
COUNTY OF ________  (S)

     On the _____ day of ______________, 2001, before me personally appeared ________________, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as _____________________ of [__________________________],
a Texas corporation, who being by me duly sworn, did depose and say that he is __________________ of [_____________________], the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that the said instrument was signed and sealed on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.

     (Seal)                       _____________________________________________
                                  Notary Public in and for the State of Texas

My commission expires:_____________

Security  Agreement - Exhibit B

                                 ACKNOWLEDGMENT

STATE OF _________  (S)
                    (S)
COUNTY OF ________  (S)

     On the ______ day of ___________, 2001, before me personally appeared --------------------, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as _____________________ of EQUUS II INCORPORATED, a Delaware corporation, who being by me duly sworn, did depose and say that he is ____________________ of EQUUS II INCORPORATED, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that the said instrument was signed and sealed on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.

     (Seal)                       _____________________________________________
                                  Notary Public in and for the State of Texas

My commission expires:________________

Security  Agreement - Exhibit B

                                   Schedule 1
                                    to Patent
                               Security Agreement
                               ------------------

                              UNITED STATES PATENTS
                              ---------------------

                                                    Patent        Issue
Grantor          Country         Description        Number        Date
-------          -------         -----------        ------        ----

                              PATENT APPLICATIONS
                              -------------------

                                PATENT LICENSES
                                ---------------

Security  Agreement - Exhibit B

                                    EXHIBIT C

                          TRADEMARK SECURITY AGREEMENT
                          ----------------------------

     WHEREAS, [________________________], a [__________________] corporation
("Grantor") owns the Trademarks, Trademark registrations, and Trademark
  -------
applications listed on Schedule 1 annexed hereto, and is a party to the
                       ----------
Trademark Licenses listed on Schedule 1 annexed hereto;
                             ----------

     WHEREAS, Grantor has executed that certain Promissory Note dated as of _________________, 2001, payable to the order of Equus II Incorporated, a Delaware corporation ("Lender") in the principal sum of $3,000,000 (the
                       ------
"Note"; capitalized terms defined therein and not otherwise defined herein
 ----
being used herein as therein defined); and

     WHEREAS, pursuant to the terms of the Security Agreement dated as of --------------, 2001, (as said Security Agreement may be amended and in effect from time to time, the "Security Agreement"), between Grantor and
                               ------------------
Lender (in such capacity, together with its successors in such capacity, the "Grantee"), Grantor has granted to Grantee a security interest in
     -------
substantially all the assets of Grantors including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Trademarks (as defined in the Security Agreement), Trademark registrations, Trademark applications and Trademark Licenses (as defined in the Security Agreement), together with the goodwill of the business symbolized by Grantor's Trademarks, and all proceeds thereof, to secure, inter alia, the payment of all amounts owing by Grantor under the Note.
      ----

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of its respective right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether presently existing or hereafter created
 --------------------
or acquired:

          (1) each Trademark, Trademark registration and Trademark application, including, without limitation, the Trademarks, Trademark registrations (together with any reissues, continuations or extensions thereof and Trademark applications referred to in Schedule 1 annexed hereto, and all
                                           ----------
     of the goodwill of the business connected with the use of, and symbolized by, each Trademark, Trademark registration and Trademark application;

          (2) each Trademark License and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark License; and

          (3) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future

Security  Agreement - Exhibit C

     (a) infringement or dilution of any Trademark or Trademark registration including, without limitation, the Trademarks and Trademark registrations referred to in Schedule 1 annexed hereto, the Trademark
                                  ----------
     registrations issued with respect to the Trademark applications referred in Schedule 1 and the Trademarks licensed under any Trademark License, or
        ----------
     (b) injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License.

     This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Security  Agreement - Exhibit C

     IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed by its duly authorized officer thereunto as of the ____ day of __________________, 2001.

                                                                     GRANTOR:

                                            [_______________________________]

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

ACKNOWLEDGED:

EQUUS II INCORPORATED

By:________________________________
Name:______________________________
Title:_____________________________

Security  Agreement - Exhibit C

                                 ACKNOWLEDGMENT

STATE OF _________  (S)
                    (S)
COUNTY OF ________  (S)

     On the _____ day of _______________, 2001, before me personally appeared ____________________, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as _____________________________________ of
[_______________________________], a Texas corporation, who being by me duly sworn, did depose and say that he is ______________________________ of
[___________________________], the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that the said instrument was signed and sealed on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.

     (Seal)                       _____________________________________________
                                  Notary Public in and for the State of Texas

My commission expires:_____________

Security  Agreement - Exhibit C

                                 ACKNOWLEDGMENT

STATE OF _________  (S)
                    (S)
COUNTY OF ________  (S)

     On the _____ day of ________________, 2001, before me personally appeared ________________, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as _________________ of EQUUS II INCORPORATED, a Delaware corporation, who being by me duly sworn, did depose and say that he is ___________________ of EQUUS II INCORPORATED, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that the said instrument was signed and sealed on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.

     (Seal)                       ____________________________________________
                                  Notary Public in and for the State of Texas

My commission expires:_____________

Security  Agreement - Exhibit C

                                   Schedule 1
                                  to Trademark
                               Security Agreement
                               ------------------

                      UNITED STATES TRADEMARK REGISTRATIONS
                      -------------------------------------

                                               Registration   Registration
Grantor           Mark       Country           Number                 Date
-------           ----       -------           ------                 ----

                      UNITED STATES TRADEMARK APPLICATIONS
                      ------------------------------------

                                               Application     Date of
Grantor            Mark       Country          Number          Filing
-------            ----       -------          ------          ------

                        FOREIGN TRADEMARK REGISTRATIONS
                        -------------------------------

                         FOREIGN TRADEMARK APPLICATIONS
                         ------------------------------

                               TRADEMARK LICENSES
                               ------------------

                            UNREGISTERED TRADEMARKS
                            -----------------------

Security Agreement - Exhibit C